Exhibit 99.1

NAPTP 2012 MLP Investor
Conference
May 23 - 24, 2012
NASDAQ: CPNO

Disclaimer
This presentation includes “forward-looking statements,” as defined in the federal securities laws. Statements that address activities or events that Copano believes will or may occur in the future are forward-looking statements. These statements include, but are not limited to, statements about future producer activity and Copano’s total distributable cash flow and distribution coverage. These statements are based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors management believes are reasonable.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following risks and uncertainties, many of which are beyond Copano’s control: the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to continue to obtain new sources of natural gas supply and retain its key customers; the impact on volumes and resulting cash flow of technological, economic and other uncertainties inherent in estimating future production, producers’ ability to drill and successfully complete and attach new natural gas supplies and the availability of downstream transportation systems and other facilities for natural gas and NGLs; mechanical failures and other operational risks affecting the performance of Copano’s processing plants and other facilities, higher construction costs or project delays due to inflation, limited availability of required resources, or the effects of environmental, legal or other uncertainties; general economic conditions; the effects of government regulations and policies; and other financial, operational and legal risks and uncertainties detailed from time to time in Copano’s quarterly and annual reports filed with the Securities and Exchange
Commission.

Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Eagle Ford Shale
Update
Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Agenda
Eagle Ford Shale
Update
Eagle Ford Shale
Growth Projects
Business Segment
Outlook

Long-term Value of Eagle Ford Strategy Unchanged
Eagle Ford Shale play considered one of the best in North America
 • Size, quality and proximity to markets
Copano assets well positioned
 • Existing pipes and processing capacity with significant tailgate market access
 • New, large-diameter pipelines in service
Created and investing $1 billion in organic projects
 • Capital invested at 5x multiple
Executed producer contracts totaling up to 1,000,000 MMBtu/d of committed volumes
 • Weighted average term of approximately 10 years
 • Committed volumes over the terms of the agreements total approximately 3.3 Tcf of rich
 Eagle Ford Shale gas
Increasing contribution from fee-based cash flows
 • Vast majority of our Eagle Ford shale contracts include fixed fees for gathering, processing, transportation and fractionation services, and producer volume commitments with deficiency payments
 Based on today’s operating environment, we expect to maintain current distribution level in the near-term, and our long-term view of distribution growth is unchanged

Eagle Ford Shale Processing
We expect combined actual NGL recoveries to remain above or near contractually fixed recoveries for the balance of the year
 • Margins from fixed recovery contract terms are in addition to the fixed fees we collect for our midstream services
Houston Central performance
 • 200 MMcf/d cryo achieving better than designed recoveries since late April
 • While lean oil plant has been achieving lower NGL recoveries from richer natural gas, overall recoveries at the Houston Central complex (cryo plus lean oil) are ranging from slightly above to slightly below weighted-average fixed-recovery contract levels
 • Upon completion of new, highly efficient cryo expansion:
-Copano’s margins benefit from upside under fixed-recovery contracts
-Copano retains most of the margin benefit from ethane rejection capability
Third-party plant performance
 • Eagle Ford Gathering’s recoveries at third-party plants are above fixed recovery contract levels
 • Net impact to Copano of recoveries at third-party plants offsets lower Houston Central recoveries
High NGL content creates near-term liquids-handling constraints but ultimately results in long-term value for Copano

Houston Central Complex Expansion Projects
New 400 MMcf/d cryogenic expansion expected in service 1Q 2013
 • Average recoveries will improve when the new cryogenic expansion comes online
 • When Formosa’s new fractionator becomes operational in 2Q 2013, recoveries will further improve with access to additional NGL handling capacity
The second 400 MMcf/d cryogenic expansion further enhances recoveries when placed in service in 2014
 • Supported by recently announced producer contract and higher recovery rates
 • Lean oil plant will be used for overflow or interruptible volume services
 • Expected capital investment of $190 million at a 5x multiple
 - Major capital spending begins 2H 2013
 These expansions will provide Copano 1 Bcf/d of highly efficient processing capacity backed by long-term producer commitments
 • Key driver to creating long-term unitholder value from rich Eagle Ford Shale play

- Weighted average contract term of approximately 10 years

Spot volume as of 5/21/12:
~ 500 BBtu/d
BBtu/d
1,200
1,000
800
600
400
200
0
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014
Producer Commitments (2)
MDQ (Maximum Daily Quantity)
Actual Firm Volumes
Actual Interruptible Volumes

(1) Includes 100% of volumes under Eagle Ford Gathering contracts.

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Long-term Eagle Ford Shale Gas Contracts(1)
Eagle Ford Shale will drive shift to fee-based volumes
(2) Includes substantial, long-term acreage dedication from GeoSouthern in northern Eagle Ford Shale.

Eagle Ford Shale
Update
Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Agenda
Eagle Ford Shale
Update
Eagle Ford Shale
Growth Projects
Business Segment
Outlook

DK Pipeline Southwest Extension
Further extend DK pipeline by adding
approximately 65 miles of 24” pipeline
southwest into McMullen County
 • Provides access to significant new
 Eagle Ford Shale volumes
 • Ties additional existing Copano
 gathering systems directly to Houston
 Central complex
 • Supported by new, long-term volume
 commitment from Petrohawk Energy
Expect to begin service 2Q 2013
Estimated capital investment of
approximately $120 million

Three Rivers Truck Unloading
& Storage Facility
Magellan
Corpus Christi Marine
Terminal & Storage
Facility (existing)
Legend
Dry Gas
Rich Gas
Oil Area
MAGELLAN
Double Eagle Pipeline System

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Double Eagle Condensate Pipeline Joint Venture
50/50 JV with Magellan Midstream
 • Construct 140-mile condensate gathering
 system
 • Utilizes Copano’s existing 14” Copano
 Goebel pipeline and dual-line rights of way
 • 100,000 Bbls/d of nominal capacity
 • Ties into existing and expanded Magellan
 storage and loading docks at the Port of
 Corpus Christi
 • Interconnected to local petrochemical plants
 and refineries via Magellan terminal
 • Pipeline from Three Rivers to Corpus Christi
 expected to begin service as early as 1Q
 2013; remaining assets 2Q 2013
Executed long-term, fee-based contracts with Talisman and Statoil
Estimated capital investment of approximately $100 million (includes Copano’s net
JV costs and costs to convert Goebel pipeline)

Eagle Ford Shale Expansion Projects & Related Agreements

($ in millions)

	Pipeline Capacity [1]	Processing Capacity	Fractionation Capacity	Est. Capital Investment [2]	Expected In-Service Date
Houston Central Complex					
Fractionation	-	-	44,000 Bbls/d	$42.0	In-Service
Cryo upgrade	-	-	-	$21.0	In-Service
Formosa fractionation agreement	-	-	37,500 Bbls/d	-	-
Initial processing expansion	-	1,100,000 Mcf/d [3]	-	$145.0	1Q 2013
Additional cryogenic capacity	-	1,000,000 Mcf/d [4]	-	$190.0	Mid 2014
DK pipeline	350,000 Mcf/d	-	-	$148.0	In-Service
DK Southwest extension	[5]	-	-	$120.0	2Q 2013
Eagle Ford Gathering Joint Venture					
Gathering pipeline	325,000 Mcf/d	-	-	$76.0	In-Service
Crossover pipeline to Formosa	275,000 Mcf/d	-	-	$50.0	In-Service
Crossover extension to Williams Partners	[6]	-	-	$13.5	In-Service
Formosa processing & frac agreement [7]	-	175,000 Mcf/d	17,000 Bbls/d	-	-
Williams Partners processing agreement	-	100,000 Mcf/d	[8]	-	-
Liberty NGL Pipeline Joint Venture	75,000 Bbls/d	-	-	$30.0	In-Service
Double Eagle Joint Venture [9]	100,000 Bbls/d	-	-	$100.0	2Q 2013

(1) Nominal capacity.
(2) Joint venture capital investments are shown as net to Copano.
(3) Reflects the facility's overall nameplate capacity, but processing capacity will be lower to the extent that the NGL content of inlet gas exceeds designed specifications.
(4) Installation of new, more efficient cryogenic processing capacity, which ultimately should enable Copano to relegate 500,000 Mcf/d lean oil facility to overflow/interruptible volume service.
(5) Pipeline capacity included with DK Pipeline.
(6) Pipeline capacity included with initial crossover project.
(7) Current processing capacity of 60,000 Mcf/d, increasing to 175,000 Mcf/d on or before January 1, 2015. Fractionation capacity assumes 1,200 Btu gas with 4.5 GPM NGL content.
(8) Agreement includes fractionation at third-party facility.
(9) Capital investment includes Copano's net JV costs and costs to convert Goebel pipeline.

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Summary of Eagle Ford Shale Infrastructure
Announced total capital investment of over $930 million
In excess of 1 Bcf/d of pipeline and processing capacity
Greater than 100,000 Bbls/d of fractionation capacity

Eagle Ford Shale
Update
Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Agenda
Eagle Ford Shale
Update
Eagle Ford Shale
Growth Projects
Business Segment
Outlook

Texas Recent Developments
Saint Jo system - north Barnett Shale
Combo
 • Plant fully committed under long-term,
 fee-based contracts
 • Plant running at or above nameplate
 capacity
 • Treating capacity expansion at Saint Jo
 plant completed March 2012
 - Provides for a maximum of 110 MMcf/d of
 inlet capacity
 - Capital investment of $12 million
 - Increased contract fees for treating
 • Southeast extension of Saint Jo
 gathering system
 - Gathering incremental to current processed
 volume at Saint Jo
 - Expect initial service beginning 3Q 2012
 - Capital investment of $12.5 million
 (includes pipe and compression)

Texas Recent Developments
Eagle Ford Shale
 • Copano’s total Eagle Ford Shale volumes (including Eagle Ford Gathering volumes)
 averaged approximately 430,000 MMBtu/d in 1Q 2012
Lake Charles plant
 • Processed approximately 133,000 MMBtu/d in 1Q 2012
 - Currently running on an opportunistic basis
 - At current pricing, anticipated monthly net gross margin of approximately $500K -
 $900K

Texas Outlook
Saint Jo system
 • Copano’s largest producer continues an active drilling program in the area
 • Leasing activity continues
Eagle Ford Shale
 • Approximately 240 rigs currently running in the Eagle Ford Shale
 • Continue to expect volume increases on both wholly owned and joint venture assets for the balance of 2012 and beyond
Expect segment gross margin in 2Q 2012 to be higher by $3 - $5 million compared to 1Q 2012 due to successful repair of the cryo at Houston Central and volume growth from the Eagle Ford Shale

Oklahoma Recent Developments
Woodford Shale
 • Volumes on the Cyclone Mountain system up in 2Q 2012 from 1Q 2012
 • Treating and compression capacity optimization ongoing
Mississippi Lime
 • Drilling near Copano infrastructure continues to be active
 • Expanding Osage system gathering footprint by installing approximately 34 miles of 8”
 and 12” pipe to provide additional gathering, processing and nitrogen treating services to
 Mississippi Lime producers

Oklahoma Outlook
Rich gas (primarily Hunton dewatering and Mississippi Lime)
 • Drilling activity remains steady in 2Q 2012 compared to 1Q 2012
 • 3 rigs running in the Hunton, 6 rigs in the Mississippi Lime and 10 rigs in other rich gas areas
 • In the Mississippi Lime, volume growth expected as drilling activity increases
Lean gas (primarily Woodford Shale)
 • Modest volume increases due to wells drilled in 1Q 2012; however, production should decline in the second half of the year due to normal well decline and reduced drilling activity
 • No active rigs
Expect gross margin to be flat to slightly lower in 2Q 2012 compared to 1Q
2012 due to lower commodity prices, partly offset by volume growth in the
Woodford Shale and continued development in the Mississippi Lime

Rocky Mountains Outlook
Drilling and dewatering activity will be driven by commodity prices and producer economics
 • 2Q 2012 volumes for Bighorn expected to be lower compared to 1Q 2012
 • 2Q 2012 volumes for Fort Union expected to be lower compared to 1Q 2012
2Q 2012 Adjusted EBITDA expected to be $3 million higher compared to 1Q
2012, as distribution from Fort Union should include Copano’s share of annual payments for treating deficiency fees Fort Union earned in 2011

Appendix

Introduction to Copano
Independent midstream company founded in 1992
 • Producer focused
 • Entrepreneurial approach
 • Focus on long-term accretive growth
 • Publicly traded LLC
 - No general partner or incentive distribution rights
 - Tax benefits similar to MLPs, but with corporate governance of a C-corp
Service throughput volumes approximate 2,232,000 MMBtu/d of natural gas(1)
Over 7,000 miles of active pipelines
10 natural gas processing plants with over 1.2 Bcf/d of combined processing capacity
One NGL fractionation facility with total capacity of 44,000 Bbls/d
(1) Based on 1Q 2012 results. Includes unconsolidated affiliates.

Powder River
Basin Niobrara
Wyoming
South Dakota
Minnesota
Wisconsin
Iowa
Nebraska
Colorado
Kansas
Missouri
Mississippi
Lime
Oklahoma
Arkansas
Woodford
Shale
New Mexico
North Barnett
Shale Combo
Texas
Louisiana
Eagle Ford Shale
Legend
Copano Pipelines
Kinder Morgan
Copano Assets

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Area of Operations
Operating segments
 • Texas
 • Oklahoma
 • Rocky Mountains
Copano currently has assets in five
U.S. resource plays
 • Eagle Ford Shale
 • North Barnett Shale Combo
 • Woodford Shale
 • Mississippi Lime
 • Powder River Basin Niobrara

Capitalization Table	03/31/12	12/31/12
	($ in millions)	
Cash	$58.3	$57.0
Long-Term Debt:		
Revolving Credit Facility	$135.0	$385.0
7.750% Senior Unsecured Notes due 2018	249.5	249.5
7.125% Senior Unsecured Notes due 2021	510.0	360.0
Unamortized bond premium	3.3	–
Total Senior Notes	$762.9	$609.5
Total Long-Term Debt	$897.9	$994.5
Members' Capital	876.0	871.9
Total Capitalization	$1,773.8	$1,866.4

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Liquidity and Capitalization
As of March 31, 2012, total available liquidity approximately $385 million

Shifting Contract Mix
Continued shift towards a more fee-based mix
 • Eagle Ford Shale and north Barnett Shale Combo volume growth are key drivers
Contract Mix as a % of Gross Margin
	1Q 2010	4Q 2011	1Q 2012
Fee-based	27%	47%	58%

Percentage-of- proceeds	39%	27%	26%
Keep- whole/Other	36%	41%	22%
Net hedging	-2%	-15%	-6%
Net commodity exposed	73%	53%	42%
Note: Includes Copano’s share of gross margin from unconsolidated affiliates. Approximate percentages based on Copano internal financial planning models.

Expansion Capital Expenditures
$400
$350
$300
$250
$200
$150
$100
$50
–
$ in millions
2008
2009
2010
2011
2012P

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Expansion Capital Expenditures
Board approved 2012 expansion capex of approximately $375 million

Hedging Strategy
Continued shift towards a more fee-based contract mix
 • Reliance on hedging will decrease as contract mix changes over time
2012 hedged near policy limits for all products except ethane
 • Approximately 90% of propane, butane, natural gasoline and condensate exposure hedged
 • Approximately 40% of ethane exposure hedged
2013 hedging positions continue to be added
 • Between 60% and 80% of butane, natural gasoline and condensate exposure hedged
 • Approximately 75% of propane exposure hedged
 • No ethane hedges for 2013

Quarterly Segment Gross Margins[1] plus 1Q 2012 Cash Hedge Settlements ($000)			
		Liquid Prices			
		+25%	1Q 2012	-25%	-50%
Natural Gas Prices	+25%	$74,840	$70,656	$70,244	$74,942
	1Q 2012	$74,141	$69,957	$69,124	$74,219
	-25%	$73,442	$69,258	$68,425	$73,496
	-50%	$72,743	$68,559	$67,726	$72,288

Full Recovery (blue)

Texas Full Recovery and Oklahoma Ethane Rejection (gray)

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Commodity-Related Margin Sensitivities
Matrix reflects 1Q 2012 wellhead and plant inlet volumes, adjusted using
Copano’s 2012 planning model
(1) Consists of Texas and Oklahoma Segment gross margins.

1Q 2012[1]	
	Full Recovery	Ethane Rejection[2]
Bbls/d		
Ethane	873	92
Propane	595	501
Isobutane	207	207
N. Butane	139	139
N. Gasoline	336	336
Condensate[3]	407	407
MMBtu/d		
Natural Gas	(5,392)	(5,728)

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Texas Net Commodity Exposure
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models. Based on 1Q 2012 daily wellhead/plant inlet volumes.
(2) Fractionation at Houston Central complex permits significant reductions in ethane recoveries in ethane rejection mode. To optimize profitability, plant operations can also be adjusted to partial recovery mode.
(3) At the Houston Central complex, pentanes+ may be sold as condensate.

Quarterly Texas Gross Margin ($000)			
		Liquid Prices			
		+25%	1Q 2012	-25%	-50%
Natural Gas Prices	+25%	$48,575	$45,015	$41,456	$37,896
	1Q 2012	$48,901	$45,341	$41,781	$38,221
	-25%	$49,226	$45,666	$42,107	$38,547
	-50%	$49,552	$45,992	$42,432	$38,872

Full Recovery

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Texas Commodity Price Sensitivities
Texas segment gross margins excluding hedge settlements
 • Matrix reflects 1Q 2012 volumes and operating conditions, adjusted using Copano’s
 2012 planning model
Note: Please see this Appendix for definitions of processing modes and additional details.

1Q 2012[1]	
	Full Recovery	Ethane Rejection[2]
Bbls/d		
Ethane	1,381	855
Propane	1,117	1,101
Isobutane	126	126
N. Butane	411	411
N. Gasoline	(611)	(611)
Condensate [3]	1,297	1,297
MMBtu/d		
Natural Gas	18,089	21,673

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Oklahoma Net Commodity Exposure
Note: See explanation of processing modes in this Appendix. Values reflect rounding.
(1) Source: Copano Energy internal financial planning models.
(2) Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
(3) Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.

Quarterly Oklahoma Gross Margin ($000)			
		Liquid Prices			
		+25%	1Q 2012	-25%	-50%
Natural Gas Prices	+25%	$26,265	$25,224	$24,603	$23,697
	1Q 2012	$25,240	$24,199	$23,158	$22,649
	-25%	$24,216	$23,174	$22,133	$21,601
	-50%	$23,191	$22,150	$21,109	$20,067

Full Recovery

Ethane Rejection

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Oklahoma Commodity Price Sensitivities
Oklahoma segment gross margins excluding hedge settlements
 • Matrix reflects 1Q 2012 volumes, adjusted using Copano’s 2012 planning model
Note: Please see this Appendix for definitions of processing modes and additional details.

Rocky Mountains Sensitivities
1Q 2012 Adjusted EBITDA volume sensitivity (positive or negative impact)
 • Bighorn: 10,000 MMBtu/d = $250,000(1)
 • Fort Union: 10,000 MMBtu/d = immaterial impact until physical volumes exceed long-term contractual volume commitments
 - 1Q 2012 pipeline throughput: 658,874 MMBtu/d
 - 1Q 2012 revenue based on 786,377 MMBtu/d of volume commitments
Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
(1) Impact on Adjusted EBITDA based on Copano’s interest in the unconsolidated affiliate.

2012 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	1Q 2012	-25%	-50%
Natural Gas Prices	+25%	$0	$417	$4,185	$13,348
	1Q 2012	$0	$417	$4,185	$13,348
	-25%	$0	$417	$4,185	$13,348
	-50%	$0	$417	$4,185	$13,348

		2013 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	1Q 2012	-25%	-50%
Natural Gas Prices	+25%	$0	$94	$4,078	$10,015
	1Q 2012	$0	$94	$4,078	$10,015
	-25%	$0	$94	$4,078	$10,015
	-50%	$0	$94	$4,078	$10,015

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Hedging Impact of Commodity Price Sensitivities
Commodity hedging program supplements cash flow in 2012 through 2013 during less favorable commodity price periods

Processing Modes
Full Recovery
Texas and Oklahoma - If the value of recovered NGLs exceeds the fuel and gas shrinkage costs of recovering NGLs
Ethane Rejection
Texas and Oklahoma - If the value of ethane is less than the fuel and shrinkage costs to recover ethane (in Oklahoma, ethane rejection at Paden plant is limited by nitrogen rejection facilities)

THREE MONTHS ENDED March 31, 2012				
	Texas	Oklahoma	Rocky Mountains	Corporate & Other	Total
			(In thousands)		
Net income (loss)	$ 22,815	$ 4,811	$ (147,337)	$ (27,960)	$ (147,671)
Add: Depreciation and Amortization	9,349	8,654	765	320	19,088
Interest and other financing costs	-	-	-	14,424	14,424
Provision for income taxes	19	-	-	582	601
EBITDA	$ 32,183	$ 13,465	$ (146,572)	$ (12,634)	$ (113,558)
Add: Amortization of commodity derivative options	-	-	-	5,039	5,039
Distributions from unconsolidated affiliates	5,513	452	4,364	-	10,329
Equity-based compensation	804	805	27	1,595	3,231
Equity in (earnings) loss from unconsolidated affiliates	(2,168)	(388)	117,284	-	114,728
Unrealized loss(gain) from commodity risk management activities	-	-	-	579	579
Impairment	-	-	28,744	-	28,744
Other non-cash operating items	220	737	(3)	279	1,233
Adjusted EBITDA	$ 36,552	$ 15,071	$ 3,844	$ (5,142)	$ 50,325

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Reconciliation of Non-GAAP Financial Measures
Adjusted EBITDA
 • We define adjusted EBITDA as:
 - net income (loss);
 - plus interest and other financing costs, provision for income taxes, depreciation, amortization and impairment expense, non-cash amortization expense associated with our commodity derivative instruments, distributions from unconsolidated affiliates, loss on refinancing of unsecured debt and equity-based compensation expense;
 - minus equity in earnings (loss) from unconsolidated affiliates and unrealized gains (losses) from commodity risk management activities; and
 - plus or minus other miscellaneous non-cash amounts affecting net income (loss) for the period.
 • The following table presents a reconciliation of the portion of our EBITDA and Adjusted EBITDA attributable to each of our segments to the GAAP financial measure of net income (loss).